UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

GLASS HOUSES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40262	86-1565667
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3811 Turtle Creek Blvd., Suite 1100

Dallas, Texas 75219

(Address of principal executive offices, including zip code)

(972) 850-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	GLHAU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	GLHA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GLHAW	The Nasdaq Stock Market LLC
Shares of Class A common stock underlying redeemable warrants included as part of the units	GLHA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 22, 2021, the Registration Statement on Form S-1 (File No. 333-252865) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Glass Houses Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “SEC”). On March 25, 2021, the Company consummated the IPO of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Public Warrants”), with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated March 22, 2021, between the Company and Jefferies LLC, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•	a Warrant Agreement, dated March 22, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•	a Private Placement Warrants Purchase Agreement, dated March 22, 2021 between the Company and Glass Houses Sponsor LLC (the “Sponsor”), pursuant to which the Sponsor purchased 7,200,000 private placement warrants (and up to 7,800,000 private placement warrants depending on the extent to which the underwriter exercises its option to purchase additional Units), each exercisable to purchase one share of Class A Common Stock at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•	an Investment Management Trust Agreement, dated March 22, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration and Stockholder Rights Agreement, dated March 22, 2021, among the Company, the Sponsor and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•	a Letter Agreement, dated March 22, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any equity of the Company held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the time period set forth in the Company’s Amended and Restated Certificate of Incorporation; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and pursuant to which the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

•	an Administrative Support Agreement, dated March 22, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, utilities and professional, secretarial and administrative support, as may be required by the Company from time to time, for $25,000 per month until the earlier of the Company’s initial business combination or liquidation; and

•	Indemnity Agreements, each dated March 22, 2021, between the Company and each of its executive officers and directors.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 7,200,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $7,200,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03. Amendments to Certificate of Incorporation.

On March 22, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $200,000,000, comprised of $196,000,000 of the proceeds from the IPO (which amount includes $7,000,000 of the underwriter’s deferred underwriting commissions) and $4,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly tendered in connection with a stockholder vote to amend the Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 22, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, announcing the pricing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement between the Company and Jefferies LLC

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Warrants Purchase Agreement between the Company and Glass Houses Sponsor LLC

10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company

10.3	Registration and Stockholder Rights Agreement among the Company, Glass Houses Sponsor LLC and certain equityholders party thereto

10.4	Letter Agreement among the Company, Glass Houses Sponsor LLC and each of the officers and directors of the Company named therein

10.5	Administrative Support Agreement between the Company and Glass Houses Sponsor LLC

10.6	Form of Indemnity Agreement between the Company and each of the officers and directors of the Company (incorporated by reference to Exhibit 10.7 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-252865) filed with the SEC on March 8, 2021)

99.1	Press Release, dated March 22, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2021

GLASS HOUSES ACQUISITION CORP.

By:	/s/ Tonya Clark
Name:	Tonya Clark
Title:	Chief Financial Officer

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